UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

Air Industries Group

(Exact name of registrant as specified in its charter)

Nevada	001-35927	80-0948413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1460 Fifth Avenue, Bay Shore, New York	11706
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (631) 968-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	AIRI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Merger Agreement

On June 8, 2026, Air Industries Group (“AIR”) entered into an amendment (the “Amendment”) to the Agreement and Plan of Merger, dated as of February 16, 2026, among Tenax Aerospace Acquisition, LLC (“Tenax”), AIR and Transitory Air Sub LLC (“Merger Sub”) (the “Merger Agreement”). The Amendment, which is annexed hereto as Exhibit 10.1, amended the definition of AIR Net Indebtedness (as defined in Section 1.01 of the Merger Agreement). The parties’ purpose in executing the Amendment is to mitigate the impact of the Advance and the Promissory Note (each as defined below) on the calculation of AIR Net Indebtedness and thereby the number of shares of common stock of AIR to be issued to the members of Tenax pursuant to the Merger Agreement.

Air Industries Machining Corp. (“AIM”), a wholly owned subsidiary of AIR, received a prepayment of $1,971,070 (the “Advance”) on June 2, 2026, in respect of product being manufactured and anticipated to be delivered to one of AIM’s customers (the “Customer”). Prior to receipt of the Advance, AIM and the Customer agreed to a form of promissory note (the “Promissory Note”) and AIM intends to abide by the provisions of such Promissory Note with respect to the application of the proceeds and repayment of the Advance. The Advance is to be used solely to purchase necessary supplies, manufacture the product and deliver the product to the Customer’s facility in the United States. The Advance is non-interest bearing, other than upon the occurrence of an Event of Default (as defined in the Promissory Note). The Advance is to be repaid by AIM to the Customer no later than November 30, 2026, and the Customer shall have the right to set off amounts due in respect of the Advance against amounts that the Customer would owe in respect of product anticipated to be delivered in accordance with an agreed-upon schedule.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amendment to Agreement and Plan of Merger, dated as of June 8, 2026, among Tenax Aerospace Acquisition, LLC, Air Industries Group and Transitory Air Sub LLC

10.2	Form of Promissory Note with respect to advance received June 2, 2026.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted and complete copy of the exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR INDUSTRIES GROUP

Date: June 12, 2026	By:	/s/ Scott Glassman
Scott Glassman
Acting Chief Executive Officer and President

2